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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest event reported)

                                October 16, 1997


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                           TransTechnology Corporation

             (Exact name of registrant as specified in its charter)

Delaware                       1-7872                          95-4062211
(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                Number)                         identification
incorporation)                                                 Number)


                 140 Allen Road                      07938
                 Liberty Corner, NJ                  (Zip Code)
                 (Address of principal
                 executive offices)


                                 (908) 903-1600
              (Registrant's telephone number, including area code)









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Item 5.  Other Events


        William J. Recker was elected a director of the Registrant by the Board of Directors of the Registrant at the regularly scheduled meeting of the Board of Directors held on October 16, 1997. Information regarding Mr. Recker is set forth in the October 16, 1997 press release of the Registrant attached hereto as Exhibit A.


Item 7.  Financial Statements and Exhibits

        Exhibit A - Press Release of the Registrant dated October 16, 1997.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 17, 1997



                                           TRANSTECHNOLOGY CORPORATION


                                           /s/ Joseph F. Spanier
                                           -------------------------------------
                                           Vice President, Chief Financial
                                           Officer and Treasurer